UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, 20th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Material Definitive Agreement.

On May 4, 2017, MFA Financial, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to (i) the offer and sale of 20,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), and (ii) the grant by the Company to the Underwriters of an option to purchase up to an additional 3,000,000 shares of Common Stock (together, the “Shares”), which the Underwriters exercised in full on May 5, 2017. The offering is expected to close on May 10, 2017, subject to the satisfaction of customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering is being conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-214659) (the “Registration Statement”). The offering was made pursuant to the prospectus supplement, dated May 4, 2017, and the accompanying prospectus, dated November 16, 2016, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statement and Exhibits.

On May 9, 2017, Venable LLP delivered an opinion to the Company with respect to the validity of the Shares (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

Exhibit

1.1	Underwriting Agreement, dated May 4, 2017, among MFA Financial, Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2017	MFA FINANCIAL, INC.

	By:	/s/ Harold E. Schwartz
Harold E. Schwartz
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit

1.1	Underwriting Agreement, dated May 4, 2017, among MFA Financial, Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).